Exhibit 10.2

PROMISSORY NOTE

Principal $675,000.00	Loan Date 04-21-2008	Maturity 04-21-2009	Loan No 503003088	Call/Coll	Account	Officer LL	Initials
References in the boxes above are for Lender’s use only and do not limit the applicability of this document to any particular loan or item.
Any item above containing “***” has been omitted due to text length limitations.

Borrower:	PacificHealth Laboratories, Inc.	Lender:	Grand Bank, N.A.
	100 Matawan Road, Suite 420		One Edinburg Road
	Matawan, NJ 07747		Hamilton, NJ 08619

Principal Amount:	$675,000.00	Initial Rate:	5.250%	Date of Note:	April 21, 2008

PROMISE TO PAY. PacificHealth Laboratories, Inc. ("Borrower') promises to pay to Grand Bank, N.A. ("Lender"), or order, in lawful money of the United States of America, the principal amount of Six Hundred Seventy-five Thousand & 00/100 Dollars ($675,000.00) or so much as may be outstanding, together with interest on the unpaid outstanding principal balance of each advance. Interest shall be calculated from the date of each advance until repayment of each advance. Borrower also promises to pay all applicable fees and expenses.

PAYMENT. Borrower will pay this loan in one payment of all outstanding principal plus all accrued unpaid interest on April 21, 2009. In addition, Borrower will pay regular monthly payments of all accrued unpaid interest due as of each payment date, beginning May 21, 2008, with all subsequent interest payments to be due on the same day of each month after that Unless otherwise agreed or required by applicable law, payments will be applied first to any accrued unpaid interest; then to principal; and then to any late charges. The annual interest rate for this Note is computed on a 365/360 basis; that is, by applying the ratio of the annual interest rate over a year of 360 days, multiplied by the outstanding principal balance, multiplied by the actual number of days the principal balance is outstanding. Borrower will pay Lender at Lender's address shown above or at such other place as Lender may designate in writing.

VARIABLE INTEREST RATE. The interest rate on this Note is subject to change from time to time based on changes in an independent index which is the Wall Street Journal Prime (the Index"). The Index is not necessarily the lowest rate charged by Lender on its loans. If the Index becomes unavailable during the term of this loan, Lender may designate a substitute index after notifying Borrower. Lender will tell Borrower the current Index rate upon Borrower's request, The interest rate change will not occur more often than each DAY. Borrower understands that Lender may make loans based on other rates as well The Index currently is 5.250% per annum. The interest rate to be applied to the unpaid principal balance during this Note will be at a rate equal to the Index, adjusted if necessary for any minimum and maximum rate limitations described below, resulting in an initial rate of 5.250% per annum. NOTICE: Under no circumstances will the interest rate on this Note be less than 5.000% per annum or more than the maximum rate allowed by applicable law.

PREPAYMENT. Borrower may pay without penalty all or a portion of the amount owed earlier than it is due. Early payments will not unless agreed to by Lender in writing, relieve Borrower of Borrower's obligation to continue to make payments of accrued unpaid interest. Rather, early payments will reduce the principal balance due. Borrower agrees not to send Lender payments marked "paid in full", "without recourse", or similar language. If Borrower sends such a payment, Lender may accept it without losing any of Lender's rights under this Note, and Borrower will remain obligated to pay any further amount owed to Lender. All written communications concerning disputed amounts, including any check or other payment instrument that indicates that the payment constitutes "payment in full" of the amount owed or that is tendered with other conditions or limitations or as full satisfaction of a disputed amount must be mailed or delivered to: Grand Bank, NA.; One Edinburg Road; Hamilton, NJ 08619.

LATE CHARGE. If a payment is 15 days or more late, Borrower will be charged 5.000% of the unpaid portion of the regularly scheduled payment or $10.00, whichever is greater. This late charge shall be paid to Lender by Borrower for the purpose of defraying the expense incident to the handling of the delinquent payment.

INTEREST AFTER DEFAULT. Upon default, including failure to pay upon final maturity, the interest rate on this Note shall be increased by adding a 1.500 percentage point margin ("Default Rate Margin"). The Default Rate Margin shall also apply to each succeeding interest rate change that would have applied had there been no default. However, in no event will the interest rate exceed the maximum interest rate limitations under applicable law.

DEFAULT. Each of the following shall constitute an event of default ("Event of Default") under this Note:

Payment Default. Borrower fails to make any payment when due under this Note.

Other Defaults. Borrower fails to comply with or to perform any other term, obligation, covenant or condition contained in this Note or in any of the related documents or to comply with or to perform any term, obligation, covenant or condition contained in any other agreement between Lender and Borrower.

Default in Favor of Third Parties. Borrower or any Grantor defaults under any loan, extension of credit, security agreement, purchase or sales agreement, or any other agreement, in favor of any other creditor or person that may materially affect any of Borrower's property or Borrower's ability to repay this Note or perform Borrower's obligations under this Note or any of the related documents.

False Statements. Any warranty, representation or statement made or furnished to Lender by Borrower or on Borrower's behalf under this Note or the related documents is false or misleading in any material respect, either now or at the time made or furnished or becomes false or misleading at any time thereafter,

Insolvency. The dissolution or termination of Borrower's existence as a going business, the insolvency of Borrower, the appointment of a receiver for any part of Borrower's property, any assignment for the benefit of creditors, any type of creditor workout, or the commencement of any proceeding under any bankruptcy or insolvency laws by or against Borrower.

Creditor or Forfeiture Proceedings. Commencement of foreclosure or forfeiture proceedings, whether by judicial proceeding, self-help, repossession or any other method, by any creditor of Borrower or by any governmental agency against any collateral securing the loan. This includes a garnishment of any of Borrower's accounts, including deposit accounts, with Lender. However, this Event of Default shall not apply if there is a good faith dispute by Borrower as to the validity or reasonableness of the claim which is the basis of the creditor or forfeiture proceeding and if Borrower gives Lender written notice of the creditor or forfeiture proceeding and deposits with Lender monies or a surety bond for the creditor or forfeiture proceeding, in an amount determined by Lender, in its sole discretion, as being an adequate reserve or bond for the dispute.

Insufficient Market Value of Securities. Failure to satisfy Lender's requirement set forth in the Insufficient Market Value of Securities section of the Pledge Agreement.

Events Affecting Guarantor. Any of the preceding events occurs with respect to any guarantor, endorser, surety, or accommodation party of any of the indebtedness or any guarantor, endorser, surety, or accommodation party dies or becomes incompetent, or revokes or disputes the validity of, or liability under, any guaranty of the indebtedness evidenced by this Note. In the event of a death, Lender, at its option, may, but shall not be required to, permit the guarantor's estate to assume unconditionally the obligations arising under the guaranty in a manner satisfactory to Lender, and, in doing so, cure any Event of Default.

Change In Ownership. Any change in ownership of twenty-five percent (25%) or more of the common stock of Borrower.

PROMISSORY NOTE
Loan No: 503003088	(Continued)	Page 2

Adverse Change. A material adverse change occurs in Borrower's financial condition, or Lender believes the prospect of payment or performance of this Note is impaired.

Insecurity. Lender in good faith believes itself insecure.

Cure Provisions. If any default, other than a default in payment or failure to satisfy Lender's requirement in the Insufficient Market Value of Securities section is curable and if Borrower has not been given a notice of a breach of the same provision of this Note within the preceding twelve (12) months, it may be cured if Borrower, after receiving written notice from Lender demanding cure of such default (1) cures the default within thirty (30) days; or (2) if the cure requires more than thirty (30) days, immediately initiates steps which Lender deems in Lender's sole discretion to be sufficient to cure the default and thereafter continues and completes all reasonable and necessary steps sufficient to produce compliance as soon as reasonably practical.

LENDER'S RIGHTS. Upon default Lender may declare the entire unpaid principal balance under this Note and all accrued unpaid interest Immediately due, and then Borrower will pay that amount.

ATTORNEYS' FEES; EXPENSES. Lender may hire or pay someone else to help collect this Note if Borrower does not pay. Borrower will pay Lender that amount. This includes, subject to any limits under applicable law, Lender's attorneys' fees and Lender's legal expenses, whether or not there is a lawsuit including attorneys' fees, expenses for bankruptcy proceedings (including efforts to modify or vacate any automatic stay or injunction), and appeals. If not prohibited by applicable law, Borrower also will pay any court costs, in addition to all other sums provided by law.

JURY WAIVER. Lender and Borrower hereby waive the right to any jury trial in any action, proceeding, or counterclaim brought by either Lender or Borrower against the other.

GOVERNING LAW. This Note will be governed by federal law applicable to Lender and to the extent not preempted by federal law, the laws of the State of New Jersey without regard to its conflicts of law provisions. This Note has been accepted by Lender in the State of New Jersey.

CHOICE OF VENUE. If there is a lawsuit, Borrower agrees upon Lender's request to submit to the jurisdiction of the courts of Mercer County, State of New Jersey.

RIGHT OF SETOFF. To the extent permitted by applicable law, Lender reserves a right of setoff in all Borrower's accounts with Lender (whether checking, savings, or some other account). This includes all accounts Borrower holds jointly with someone else and all accounts Borrower may open in the future. However, this does not include any IRA or Keogh accounts, or any trust accounts for which setoff would be prohibited by law. Borrower authorizes Lender, to the extent permitted by applicable law, to charge or setoff all sums owing on the indebtedness against any and all such accounts, and at Lenders option, to administratively freeze all such accounts to allow Lender to protect Lender's charge and setoff rights provided in this paragraph.

COLLATERAL. Borrower acknowledges this Note is secured by Pledged Collateral Account Agreement with Oppenheimer Account #A81-0740868 which will be funded by a minimum of $1,350,000 of assets maintained by Oppenheimer.

LINE OF CREDIT. This Note evidences a revolving line of credit. Advances under this Note, as well as directions for payment from Borrower's accounts, may be requested orally or in writing by Borrower or by an authorized person. Lender may but need not, require that all oral requests be confirmed in writing. Borrower agrees to be liable for all sums either (A) advanced in accordance with the instructions of an authorized person or (B) credited to any of Borrower's accounts with Lender. The unpaid principal balance owing on this Note at any time may be evidenced by endorsements on this Note or by Lender's internal records, including daily computer print-outs.

PROVISION FOR THE TIMELY RECEIPT OF FINANCIAL INFORMATION. BORROWER AND GUARANTORS AGREE TO PROVIDE SIGNED FINANCIAL STATEMENTS AND TAX RETURNS ON AN ANNUAL BASIS. FAILURE TO PROVIDE UPDATED FINANCIAL STATEMENTS AND TAX RETURNS SHALL BE A DEFAULT OF THE NOTE. INCLUDING THE FAILURE OF BORROWER AND/OR GUARANTOR TO PROVIDE THE FINANCIAL INFORMATION AS REQUIRED HEREUNDER OR UNDER THE LOAN AGREEMENT, THE APPLICABLE INTEREST RATE TO THE LOAN, FOR PERIOD BEGINNING THIRTY (30) DAYS AFTER WRITTEN NOTICE OF SUCH DEFAULT AND ENDING UPON THE CURING OF SAID NOTICE DEFAULT, SHALL INCREASE ONE HALF OF ONE PERCENT (50%) FOR THE FIRST THIRTY (30) DAYS OF SAID DEFAULT AND INCREASE A ADDITIONAL ONE HALF OF ONE PERCENT (.50%) DURING EACH THIRTY (30) DAY PERIOD THEREAFTER DURING WHICH THE NOTICE DEFAULT CONTINUES, SUCH DEFAULT INTEREST RATES SHALL APPLY TO THE OUTSTANDING PRINCIPAL BALANCE OF THE LOAN, UPON CURING OF THE NOTICED DEFAULT, THE INTEREST RATE ON THE LOAN SHALL REVERT TO THE INITIALLY AGREED-UPON INTEREST RATE EFFECTIVE ON THE DATE ON WHICH THE DEFAULT IS CURED.

TAXES AND INSURANCE. Property taxes and insurance will be paid directly by the Borrower within ten days of the due date. Despite the foregoing, the Bank reserves the right to escrow for taxes and insurance at any time during the term of the Loan. The Borrower will be required to pay the Bank an annual tax service fee of $50.00. The first year's fee will be collected at closing. Thereafter the Borrower will be billed a tax service fee every year. The tax service fee is subject to increases over the term of the Loan.

LIQUIDATION OF COLLATERAL. If any security within the Pledged Account is liquidated, the funds must be deposited into the Pledged Account and must be used to payoff the Grand Bank loan.

SUBMISSION OF MONTHLY OPPENHEIMER STATEMENTS. It is a condition of this loan that Grand Bank receive monthly statements from the Oppenheimer account pledged as collateral.

LOAN TO VALUE REQUIREMENT. Grand Bank will receive monthly statements from Oppenheimer from the account pledged as collateral, and the borrower will be required to maintain a maximum loan to value of no greater than 70% at all times during the term of the loan. If when one of the monthly Oppenheimer statements is received and it is determined that the loan to value exceeds 70%, the customer must either pay down the loan so that the loan to value is 70% or less; or they will have to provide additional collateral, satisfactory to the bank to maintain a 70% loan to value. If a 70% loan to value is not maintained, it will be considered an event of default.

SUCCESSOR INTERESTS. The terms of this Note shall be binding upon Borrower, and upon Borrower's heirs, personal representatives, successors and assigns, and shall inure to the benefit of Lender and its successors and assigns.

NOTIFY US OF INACCURATE INFORMATION WE REPORT TO CONSUMER REPORTING AGENCIES. Please notify us if we report any inaccurate information about your account(s) to a consumer reporting agency. Your written notice describing the specific inaccuracy(ies) should be sent to us at the following address: Grand Bank N.A. One Edinburg Road Hamilton, NJ 08619.

GENERAL PROVISIONS. If any part of this Note cannot be enforced, this fact will not affect the rest of the Note. Lender may delay or forgo enforcing any of its rights or remedies under this Note without losing them. Borrower and any other person who signs, guarantees or endorses this Note, to the extent allowed by law, waive presentment demand for payment, and notice of dishonor. Upon any change in the terms of this Note, and unless otherwise expressly stated in writing, no party who signs this Note, whether as maker, guarantor, accommodation maker or endorser, shall be released from liability. All such parties agree that Lender may renew or extend (repeatedly and for any length of time) this loan or release any party or guarantor or collateral or impair, fait to realize upon or perfect Lender's security interest in the collateral; and take any other action deemed necessary by Lender without the consent of or notice to anyone. All such parties also agree that Lender may modify this loan without the consent of or notice to anyone

PROMISSORY NOTE
Loan No: 503003088	(Continued)	Page 3

other than the party with whom the modification is made. The obligations under this Note are joint and several.

PRIOR TO SIGNING THIS NOTE, BORROWER READ AND UNDERSTOOD ALL THE PROVISIONS OF THIS NOTE, INCLUDING THE VARIABLE INTEREST RATE PROVISIONS. BORROWER AGREES TO THE TERMS OF THE NOTE.

BORROWER ACKNOWLEDGES RECEIPT OF A COMPLETED COPY OF THIS PROMISSORY NOTE.

BORROWER:

PACIFICHEALTH LABORATORIES, INC.

By:	/s/ Robert Portman	By:	/s/ Stephen P. Kuchen
	Robert Portman, CEO of PacificHealth		Stephen P. Kuchen, CFO of PacificHealth
	Laboratories, Inc.		Laboratories, Inc.

LENDER:

Grand Bank, N.A.

Authorized Signer

/s/Angela Kiel

Acknowledgment

State of New Jersey

County of Monmouth

Be it remembered that on this 21st day of April 2008, before me, the undersigned authority, personally appeared Robert Portman, who, I am satisfied is the person named in the foregoing instrument, and I having first made known to them the contents thereof, they acknowledged that they signed, sealed and delivered the same as their voluntary act and deed.  All of which is hereby certified.

/s/ Patrice Genco Nichas

Patrice Genco Nichas, Esq.,
an attorney duly admitted
to practice law in New Jersey

Acknowledgment

State of New Jersey

County of Monmouth

Be it remembered that on this 21st day of April 2008, before me, the undersigned authority, personally appeared Stephen P. Kuchen, who, I am satisfied is the person named in the foregoing instrument, and I having first made known to them the contents thereof, they acknowledged that they signed, sealed and delivered the same as their voluntary act and deed.  All of which is hereby certified.

/s/ Patrice Genco Nichas

Patrice Genco Nichas, Esq.,
an attorney duly admitted
to practice law in New Jersey